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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       ----------------------------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                               September 29, 2000


                                  VENTAS, INC.
     -----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                        1-10989                       61-1055020
 ------------                    -----------                   ------------
(State or other                (Commission File                 (IRS Employer
jurisdiction of                    Number)                   Identification No.)
incorporation)


        4360 Brownsboro Road, Suite 115, Louisville, Kentucky 40207-1642
        ----------------------------------------------------------------
               (Address of principal executive offices)       (Zip Code)


                                 (502) 357-9000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



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Item 5. Other Events.
        -------------

     On September 29, 2000, Ventas, Inc. ("Ventas" or the "Company") announced that it does not support the preliminary plan of reorganization filed by its primary tenant, Vencor, Inc. ("Vencor"), and that the plan will require changes on substantive issues before the Company will support it.

     Earlier in the day, Vencor announced the filing of its preliminary plan of reorganization to emerge from Chapter 11 bankruptcy. Changes can be made to the preliminary plan following the filing date. If Vencor's creditors approve a plan, it would likely become effective late in the fourth quarter of 2000 or in the first quarter of 2001.

     The Company, Vencor's major creditors and Vencor have been engaged in negotiations to restructure Vencor's debt and lease obligations since mid-1999. Vencor filed for Bankruptcy Court protection on September 13, 1999.

     The Company's announcement described certain terms of Vencor's preliminary plan of reorganization, explained Vencor's leverage statistics and discussed Vencor's financial situation.

     The Company announced that it would be in compliance with the covenants under its bank credit agreement if the preliminary plan of reorganization filed on September 29, 2000 by Vencor were to become effective by December 31, 2000 and that it intends to engage in discussions with its lenders to obtain a waiver or amendment of this covenant if it appears that an acceptable plan will not become effective by December 31, 2000. There can be no assurance that the Company would obtain such a waiver or amendment.

     There can be no assurance that Vencor will be successful in obtaining the approval of its creditors for a restructuring plan, that any such plan will be on terms acceptable to Ventas, Vencor and its creditors, or that any restructuring plan will not have a material adverse effect on Ventas. Nor can there by any assurance that Vencor and Ventas will be able to reach a settlement with the Department of Justice, or that any such settlement will be on terms acceptable to Ventas. Ventas does not presently intend to issue further updates on the terms of the proposed restructuring.

     A copy of the press release issued by the Company on September 29, 2000 is included as an exhibit to this filing and is incorporated herein by reference.

     This Form 8-K includes forward-looking statements within the meaning of
Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding the Company's and its subsidiaries' expected future financial position, results of operations, cash flows, funds from operations, dividends and dividend plans, financing plans, business strategy, budgets, projected capital expenditures, competitive positions, growth opportunities, expected lease income, ability to qualify as a real estate investment trust, plans and objectives of management for future operations and statements that include words such as "anticipate," "believe," "plan,"



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"estimate," "expect," "intend," "may," "could," and other similar expressions are forward-looking statements. Such forward-looking statements are inherently uncertain, and stockholders must recognize that actual results may differ from the Company's expectations. The Company does not undertake any duty to update such forward-looking statements.

     Actual future results and trends for the Company may differ materially depending on a variety of factors discussed in this Form 8-K and elsewhere in the Company's filings with the Securities and Exchange Commission. Factors that may affect the plans or results of the Company include, without limitation, (a) the treatment of the Company's claims in the chapter 11 cases of its primary tenant, Vencor and certain affiliates, as well as certain of its other tenants,
(b) the ability and willingness of Vencor to continue to meet and/or honor its obligations under the agreements the Company and Vencor entered into in connection with the 1998 spin off by the Company of Vencor (the "1998 Spin Off"), including, without limitation, the obligation to indemnify and defend the Company for all litigation and other claims relating to the health care operations and other assets and liabilities transferred to Vencor in the 1998 Spin Off, (c) the ability of Vencor and the Company's other operators to maintain the financial strength and liquidity necessary to satisfy their respective obligations and duties under the leases and other agreements with the Company, and their existing credit agreements, (d) the Company's success in implementing its business strategy, (e) the nature and extent of future competition, (f) the extent of future health care reform and regulation, including costs containment measures and changes in reimbursement policies and procedures, (g) increases in the cost of borrowing for the Company, (h) the ability of the Company's operators to deliver high quality care and to attract patients, (i) the results of litigation affecting the Company, (j) the results of the settlement discussions Vencor and Ventas have been engaged in with the federal government seeking to resolve federal civil and administrative claims against them arising from the participation of Vencor facilities in various federal health benefit programs, (k) changes in general economic conditions and/or economic conditions in the markets in which the Company may, from time to time, compete, (l) the ability of the Company to pay down, refinance, restructure, and/or extend its indebtedness as it becomes due and to amend certain provisions of its credit agreement that would require the Company to repay substantially all of its indebtedness if Vencor does not emerge from bankruptcy by December 31, 2000, and (m) the ability of the Company to maintain its qualification as a real estate investment trust. Many of such factors are beyond the control of the Company and its management.


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Item 7. Financial Statements and Exhibits.
        ----------------------------------

     (a) Financial statements of businesses acquired.

          Not applicable.

     (b) Pro forma financial information.

          Not applicable.

     (c) Exhibits:

          99.1 Press Release dated September 29, 2000.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        VENTAS, INC.
                                        (Registrant)

Date: October 2, 2000


                                        By: /s/ T. Richard Riney
                                            ------------------------------
                                            Name:  T. Richard Riney
                                            Title: Executive Vice President and
                                                   General Counsel


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                                  EXHIBIT INDEX

Exhibit            Description
-------            -----------

99.1               Press Release dated September 29, 2000.